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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 22, 1998
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          EDUCATIONAL MEDICAL, INC. n/k/a QUEST EDUCATION CORPORATION.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


      000-21567                                            65-0038445
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Commission File Number                         (IRS Employer Identification No.)


                          Quest Education Corporation
                      1327 Northmeadow Parkway, Suite 132
                      Roswell, Georgia              30076
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               (Address of principal executive office) (Zip Code)



      Registrant's telephone number, including area code:   (770) 475-9930
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ITEM 5.  OTHER EVENTS.

     On September 22, 1998, Educational Medical, Inc. (the "Company") conducted its 1998 Annual Shareholders' Meeting (the "Meeting") at the offices of Donaldson Lufkin & Jenrette, 277 Park Avenue, New York, NY 10172. The following actions were taken at the Meeting:

     Proposal 1: Election of Directors: Messrs. Robert J. Cresci, William D. Ford, Carl S. Hutman, Gary D. Kerber and Richard E. Kroon were elected to the Board for a term which expires at the annual meeting of shareholders to be held in 1999.

     Proposal 2: Change of Name to "Quest Education Corporation:" An Amendment to the Restated Certificate of Incorporation changing the Company's name to "Quest Education Corporation" was approved.

         The Amendment was filed with the Delaware Secretary of State on September 22, 1998.

         The trading symbol for the Company's Common Stock on The Nasdaq Stock Market, Inc. was changed from "EDMD" to "QEDC" effective at 9:00 a.m. on September 23, 1998.

     Proposal 3: Approval of the 1998 Employee Stock Purchase Plan: The 1998 Employee Stock Purchase Plan providing for up to 200,000 shares of the Company's Common Stock to be sold to the Company's employees pursuant to the Purchase Plan was approved.

     Proposal 4: Approval of Amendment to 1996 Stock Incentive Plan: The 1998 Amendment to the 1996 Stock Incentive Plan increasing the number of shares provided for in the Incentive Plan from 961,666 to 1,461,666 was approved.

     Proposal 5: Ratification of the Company's Selection of Ernst & Young, LLP as the Company's Independent Auditors for the Fiscal Year ending March 31,1999: The selection of the firm of Ernst & Young, LLP as the Company's independent accountants for the fiscal year ending March 31, 1999 was approved and ratified.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements:  Not applicable.

         (b)      Pro Forma Financial Information: Not applicable.


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         (c)      Exhibits:

                  10.1     1998 Amendment to 1996 Stock Incentive Plan
                  10.2     1998 Employee Stock Purchase Plan
                  99.1 Ninth Amendment to Amended and Restated Articles of Incorporation changing name of corporation from Educational Medical, Inc. to Quest Education Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDUCATIONAL MEDICAL, INC.
                                      N/K/A QUEST EDUCATION CORPORATION


Date:  October 1, 1998.               By: /s/Vince Pisano
                                          ------------------------------------
                                          Vince Pisano, Vice President Finance
                                            and Chief Financial Officer


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